SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 16, 2005

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Wal-Mart Stores, Inc. (the “Company”) periodically communicates with its shareholders and other members of the investment community (collectively referred to as, the “Investment Community”) about our operations (the “Periodic Communications”). We do so through press releases, telecommunications and webcasts.

Effective February 1, 2006, we will modify our policy regarding Periodic Communications with respect to the Company’s sales as follows:

•	We will no longer provide a weekly pre-recorded telephone call to the Investment Community regarding weekly sales performance.

•	We will provide the Investment Community with management’s forecast of the range of the Company’s sales for the upcoming retail sales period at the beginning of that retail sales period. We will not provide any further sales guidance during that retail sales period.

•	We will provide the Investment Community with an estimate of the Company’s sales for the current retail sales period on the last Saturday following the end of that retail sales period.

•	We will also make a press release on the Thursday following the end of each retail sales period in accordance with the reporting schedule as listed in the investor relations section of our website at www.walmartstores.com. That press release will disclose our sales for the prior retail sales period and our fiscal year to date and may provide other information relating to those sales as deemed appropriate by management and expectations for the current month’s reporting period.

•	A monthly pre-recorded, listen-only telephone call will be available at (479) 273-8446 on the date of the monthly press release in which we provide information concerning our prior month’s sales, fiscal year-to-date sales, any other information relating to those sales discussed in the monthly press release and expectations for the current month’s reporting period.

Effective August 16, 2005, we will modify our Periodic Communications with respect to the Company’s earnings as follows:

•	We will provide the Investment Community with management’s forecast of the range of the Company’s quarterly earnings per share at the beginning of each fiscal quarter.

•	We will provide the Investment Community with a one-time update of that earnings per share guidance at the end of the second retail sales period in that fiscal quarter (i.e. at the same time that we release our sales results for that retail sales period).

•	We will issue a quarterly press release that discloses our earnings and earnings per share for the prior quarter and generally provides other information relating to those earnings and our operating results.

•	A quarterly pre-recorded telephone call will be available at a telephone number disclosed in the quarterly press release, in which management will discuss our sales and earnings for the preceding quarter and our fiscal year to date, information relating to those sales and earnings and expectations for the upcoming quarter.

•	We will provide the Investment Community with management’s forecast of the range of the Company’s annual earnings per share at the beginning of our fiscal year and will only update that guidance, if appropriate, on the dates that we release quarterly earnings guidance as described above.

Notwithstanding the foregoing, the Company reserves the right to change the foregoing procedures regarding the release of sales and earnings information from time to time as management deems appropriate in order to inform the Investment Community.

We also make Periodic Communications including:

•	The Annual Analysts’ Meeting, all or a portion of which will be made available via a live webcast.

•	The Annual Shareholders’ Meeting and subsequent Analysts’ Meeting, all or a portion of which will be made available via a live webcast. In addition to our Periodic Communications, we may have conference calls or other communications in which we will disclose information about the Company’s business and operations (the “Additional Communications”). Such Additional Communications may be public or (where the information does not involve material non-public information about our business and operations) may occur in private discussions with shareholders or analysts. We will have these Additional Communications if and as events warrant that type of additional communication with the Investment Community and we deem the communication to be appropriate.

We are aware of the obligations we have pursuant to Regulation FD of the Securities and Exchange Commission (“SEC”). To ensure compliance with Regulation FD, we have adopted the following measures:

•	We will make each quarterly sales press release and will furnish to the SEC and make each quarterly earnings press release prior to conducting any telephone calls or other communications with the Investment Community to discuss our sales, earnings or other matters disclosed in those press releases.

•	In any instance in which we will make an Additional Communication that may contain material non-public information about us and our operations, we will make the Additional Communication widely available to the Investment Community through press release, telephonic means, webcast, SEC filing or any combination of the these media.

•	We will publish on our website (http://www.walmartstores.com/) the dates of our quarterly press releases and pre-recorded, listen-only conference calls to discuss quarterly sales and earnings and information about how shareholders and other interested persons can obtain access to those releases and communications.

•	We will use a widely circulated wire service to make all of our press releases relating to matters of concern to the Investment Community.

•	We will publish on our website our press releases relating to matters of concern to the Investment Community, including the press releases described above.

•	We will publish in advance the dates and information about accessing any of the communications and meetings described above as soon as practicable after that information becomes available to us.

•	Where practicable, we intend to release all press releases and make all telephone calls available prior to the start of trading on the New York Stock Exchange on the dates and in the manner described above.

Some or all of the information provided in our press releases, Periodic Communications, Additional Communications, Annual Shareholders’ Meeting and meetings with analysts may not be material information concerning the Company or its operations. The fact that we disclose information through or in any communication does not, in and of itself, mean that we have determined that the information provided is material to the Company or its operations. No shareholder, securities analyst, potential investor in our stock or other securities or other member of the investment community should assume that our disclosure of information in any communication means that we have determined that the information is material to the Company or its operations.

Forward-Looking Statements Or Information. Any of the press releases, telephone calls, webcasts or other sources of information we described or mentioned above may include statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by that Act. Forward-looking statements generally can be identified by use of words such as “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “forecast,” “foresee” or other similar words or phrases. Forward-looking statements may address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as future capital expenditures (including the amount and nature of those expenditures), expansion and other development trends of industry segments in which we and our subsidiaries are active, future revenues and cash flows, future performance, future earnings, our business strategy, our financing strategy, expansion and growth of our business, our operations and other similar matters and our management’s anticipation and expectations as to future occurrences and trends. Statements of that kind are forward-looking statements. Although we will base the expectations expressed in forward-looking statements on assumptions that we will think are reasonable within the bounds of our knowledge of our business, a number of risks, uncertainties and factors, domestically and internationally, could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, that we make or that are made on our behalf. We have previously identified many of these factors in filings or statements we have made by or that have been made on our behalf. Our business and operations are subject to risks, uncertainties and factors outside our control. Any one, or a combination, of these risks, uncertainties and factors could materially affect the results of our operations. These risks, uncertainties and factors include: the cost of goods, labor costs, the availability of qualified associates, transportation costs, the cost fuel, electricity and other energy requirements, the cost of healthcare, competitive pressures, inflation, accident-related costs, consumer spending patterns and debt levels, weather patterns, currency exchange fluctuations, trade restrictions, changes in tariff and freight rates, changes in tax law, the outcome of legal proceedings to which we are a party, unemployment levels, interest rate fluctuations, zoning and land use restrictions, changes in employment legislation and other capital market, and economic and geo-political conditions. Forward-looking statements that we make or that are made on our behalf are based on knowledge of our business and the environment in which we operate, but because of the risks, uncertainties and factors listed above and other similar factors, actual results may differ from the results stated in the forward-looking statements. Consequently, all of the forward-looking statements made are qualified by these and other cautionary statements, and we cannot assure you that the results or developments that we anticipate will be realized or, even if substantially realized, will have the expected consequences to or effects on us or our business or operations. We caution you not to put undue reliance on these forward-looking statements, which speak only as of their dates. We assume no obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 16, 2005

WAL-MART STORES, INC.

By:	/s/ THOMAS M. SCHOEWE
Name:	Thomas M. Schoewe
Title:	Executive Vice President and Chief Financial Officer